UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2020

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 22, 2020, the Board of Directors of the Federal Home Loan Bank of Pittsburgh (“Bank”) approved the promotion of the Bank’s Chief Financial Officer, David G. Paulson, to Chief Operating Officer, effective as of January 23, 2020.  As a result of this promotion, Mr. Paulson will no longer hold the title of Chief Financial Officer, but will continue to function as the Bank’s principal financial officer.

Mr. Paulson, who is 54 years old, joined the Bank in March 2010 as Director, Mortgage Finance and Balance Sheet Management.  Mr. Paulson became the Managing Director of Capital Markets in 2012 and Chief Financial Officer in 2013.  Mr. Paulson came to the Bank from National City Corporation, where he worked for 14 years in a number of capacities, including, as Senior Vice President, Interest Rate Risk and Chief Investment Portfolio Manager.

Mr. Paulson will continue to be entitled to participate in the compensation programs applicable to the Bank’s executive officers, as described in the Bank’s filings with the Securities and Exchange Commission.  Further information regarding Mr. Paulson’s compensation is not yet determined.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Bank’s notice to members announcing the promotion of Mr. Paulson, along with other organizational information, and the section discussing Mr. Paulson is incorporated into this Item 7.01 by reference. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 is furnished herewith.

Exhibit Index

Exhibit No.	Description

99.1	Notice to members, dated January 23, 2020, issued by the Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

January 23, 2020	By:	/s/ Dana A. Yealy
Dana A. Yealy
Managing Director, General Counsel and Corporate Secretary